Exhibit 10.4

AMENDMENT NO. 6

THIS AMENDMENT NO. 6, dated as of September 21, 2011 (this “Amendment”), of those certain Credit Agreements referenced below is by and among FRESENIUS MEDICAL CARE AG & Co. KGaA, a German partnership limited by shares (“FMCAG”), FRESENIUS MEDICAL CARE HOLDINGS, INC., a New York corporation (“FMCH”), and the other Borrowers identified herein, the Guarantors identified herein, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Bank Credit Agreement.

W I T N E S S E T H

WHEREAS, a $1.0 billion revolving credit facility has been established pursuant to the terms of that certain Bank Credit Agreement dated as of March 31, 2006 (as amended and modified, the “Bank Credit Agreement”) and a $3.6 billion term loan credit facility, consisting of a $1.85 billion Tranche A Term Loan and a $1.75 billion Tranche B Term Loan, has been established pursuant to the terms of that certain Term Loan Credit Agreement dated as of March 31, 2006 (as amended and modified, the “Term Loan Credit Agreement” and together with the Bank Credit Agreement, the “Credit Agreements”), in each case, by and among FMCAG, FMCH, and certain subsidiaries and affiliates as Borrowers and Guarantors identified therein, the Lenders identified therein and Bank of America, N.A., as Administrative Agent and Collateral Agent;

WHEREAS, the Borrowers have requested certain modifications to the Credit Agreements;

WHEREAS, the Lenders have agreed to the requested amendment on the terms and conditions set forth herein and have directed the Administrative Agent to enter into this Amendment on their behalf;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Section 1.               Amendments Applicable to Both Credit Agreements.  In addition to the other amendments set forth herein, both the Bank Credit Agreement and the Term Loan Credit Agreement are amended in the following respects:

1.1           In Section 1.01 (Defined Terms), the following defined terms are amended or added to read as follows:

“Amendment No. 6” means that certain Amendment No. 6 to this Credit Agreement dated as of the Amendment No. 6 Effective Date.

“Amendment No. 6 Effective Date” means September 21, 2011.

“Consolidated Leverage Ratio” means, as of the last day of each fiscal quarter, the ratio of (i) the sum of Consolidated Funded Debt on such day minus the aggregate amount of cash and cash equivalents held by members of the Consolidated Group on such day, to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of such day.

“Liberty” means Liberty Dialysis Holding, Inc.

“Liberty Acquisition” means the acquisition by FMCAG and its Subsidiaries of Liberty as announced on August 2, 2011, for a purchase price of approximately $1.7 billion, including assumed debt, as adjusted pursuant to the terms of the relevant merger agreement, as amended and in effect from time to time.

1.2           In the lead-in of the definition of “Permitted Acquisition”, clause (c) is renumbered as clause (d), and a new clause (c) is inserted immediately prior to the “and” to read “, (c) the Liberty Acquisition,”.

1.3           In Section 8.01(n), the “.” at the end is amended to read “; and” and a new subsection (o) is added after to read as follows:

(o)           In addition to other Indebtedness permitted under this Section 8.01, Indebtedness assumed or incurred by members of the Consolidated Group in connection with the Liberty Acquisition and any related costs, fees and expenses.

1.4           In Section 8.01(e), the reference to “$250 million” is amended and increased to read “$500 million”.

1.5           Subsection 8.03(d) is amended and restated to read as follows:

(d)           Investments consisting of capital contributions and equity Investments made by (i) members of the Consolidated Group in other members of the Consolidated Group prior to the Amendment No. 3 Effective Date, and (ii) by Liberty and its subsidiaries in subsidiaries of Liberty prior to the date of consummation of the Liberty Acquisition;

1.6           In subsection 8.03(o), the proviso “provided that where the Investment is a loan or advance, there shall be no contractual restriction or limitation on the repayment of any such indebtedness” is deleted and subsection 8.03(o) is restated to read as follows:

(o)           Investments by FMCAG and its Subsidiaries in and to members of the Consolidated Group that are not otherwise permitted under the foregoing subsections (l), (m) or (n) of this Section 8.03 in an aggregate principal amount outstanding at any time (excluding those Investments permitted under subsections (d), (e), (n) or (p) of this Section 8.03) not to exceed twelve percent (12%) of consolidated total assets of the Consolidated Group;

1.7           Subsection 8.03(p) is amended and restated to read as follows:

(p)           Investments by FMCAG and its Subsidiaries in and to joint ventures or other entities in which FMCAG, directly or indirectly, owns less than a majority of the Capital Stock with ordinary voting power of such venture or entity; provided that the aggregate principal amount of all such Investments under this subsection (p) (other than such Investments by Liberty and its subsidiaries prior to the date of consummation of the Liberty Acquisition), shall not exceed $900 million at any time;

1.8           Subsection 8.04(a)(iii)(B) is amended and restated to read as follows:

(B) the member of the Consolidated Group shall be the surviving entity, unless the surviving entity is a Wholly Owned Subsidiary,

1.9           In Section 8.05(g), the words “or the Liberty Acquisition” are added at the end thereof, immediately after the words “the RCG Acquisition”.

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1.10         Section 8.08 (Transaction with Affiliates) is amended and restated to read as follows:

Section 8.08           Transactions with Affiliates.  Enter into any transaction with any Affiliate of the Borrowers, whether or not in the ordinary course of business, other than (a)(i) as described on Schedule 8.08, (a)(ii) transactions by Liberty and/or its subsidiaries with their respective Affiliates which were entered into prior to the date of consummation of the Liberty Acquisition, (b) transactions between Credit Parties, (c) transactions between a Credit Party and a member of the Consolidated Group that is not a Credit Party to the extent it would not be materially detrimental to the interests of FMCH, (d) customary fees and expenses paid to directors and (e) transactions that are on fair and reasonable terms substantially as favorable to such member of the Consolidated Group as would be obtainable by such member of the Consolidated Group at the time in a comparable arm’s length transaction with a Person other than an Affiliate.

1.11         In Section 8.09 (No Further Negative Pledges), the reference in the lead-in language to “Indebtedness permitted under subsections (b), (c), (e), (f), (g), (h), (j), (m) and (n) of Section 8.01” is amended to read “Except for Indebtedness permitted under subsections (a), (b), (c), (e), (f), (g), (h), (j), (m), (n) and (o) of Section 8.01”.

Section 2.               Conditions Precedent.  This Amendment shall become effective upon prior or simultaneous satisfaction of the following conditions, in form and substance reasonably satisfactory to the Administrative Agent:

2.1           Receipt by the Administrative Agent of executed signature pages to this Amendment (or, in the case of the Lenders, a written consent directing the Administrative Agent to enter into this Amendment on their behalf) from (i) the Borrowers and the Guarantors, (ii) the Administrative Agent, (iii) the Required Revolving Lenders, and (iv) the Required Lenders.

2.2           Receipt by the Administrative Agent, for the account of each Lender that provides the Administrative Agent with an executed counterpart of this Amendment, of a fee equal to the amount of two and one-half basis points (0.025%) multiplied by the aggregate amount of each such Lender’s (a) Revolving Commitment and (b) portion of the Term Loans outstanding as of the date hereof.

2.3           Payment of all other fees and expenses owing in connection with this Amendment, including fees and expenses of counsel to the Administrative Agent, to the extent invoiced.

The Administrative Agent will promptly notify the Credit Parties and the Lenders when the conditions to the effectiveness of the amendment provisions of Section 1 and Section 2 of this Amendment have been met and will confirm that those provisions are effective.  The provisions of Section 1 and Section 2 of this Amendment shall not be effective until the Administrative Agent shall have given such confirmation.

Section 3.               Representations and Warranties.  Each of the Credit Parties hereby represents and warrants that:

(a)           it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby;

(b)           it has executed and delivered this Amendment and the Amendment is a legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that the enforceability may be limited by applicable Debtor Relief Laws affecting

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creditors’ rights generally and by equitable principles of law (regardless whether enforcement is sought in equity or at law);

(c)           as of the date hereof, (i) the representations and warranties set forth in Article VI of both Credit Agreements are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period, in which case they are true and correct as of such earlier period) and (ii) no Default or Event of Default exists or will result herefrom.

Section 4.               Guarantor Acknowledgment.  Each Guarantor acknowledges and consents to all of the terms and conditions of this Amendment, affirms its guaranty obligations under and in respect of the Credit Documents and agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge any Guarantor’s obligations under the Credit Documents, except as expressly set forth therein.

Section 5.               Full Force and Effect; Affirmation.  Except as modified hereby, all of the terms and provisions of the Credit Agreements and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.  Each of the Credit Parties hereby (a) affirms all of its obligations under the Credit Documents to which it is party and (b) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge their obligations under any Credit Document, except as expressly stated therein.

Section 6.               Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Moore & Van Allen PLLC.

Section 7.               Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery by any party hereto of an executed counterpart of this Amendment by facsimile shall be effective as such party’s original executed counterpart.

Section 8.               Credit Document.  Each of the parties hereto hereby agrees that this Amendment is a Credit Document.

Section 9.               Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

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BORROWERS AND GUARANTORS:	FRESENIUS MEDICAL CARE AG & Co. KGaA, a German partnership limited by shares, represented by FRESENIUS MEDICAL CARE MANAGEMENT AG, a German corporation, its general partner

	By:	/S/ Michael Brosnan
	Name:	Michael Brosnan
	Title:	Member of the Management Board

	By:	/S/ Kent Wanzek
	Name:	Kent Wanzek
	Title:	Member of the Management Board

AMENDMENT NO. 6 TO BANK CREDIT AGREEMENT

AND TERM LOAN CREDIT AGREEMENT

BORROWER AND GUARANTOR:	FRESENIUS MEDICAL CARE NORTH AMERICA HOLDINGS LIMITED PARTNERSHIP, a Delaware limited partnership

	By:	Fresenius Medical Care US Vermögensverwaltungs GmbH and Co. KG, a German partnership

Its General Partner

		By:	Fresenius Medical Care
Vermögensverwaltungs GmbH, a
German limited liability company
Its General Partner

		By:	/S/ Josef Dinger
		Name:	Josef Dinger
		Title:	Managing Director

AMENDMENT NO. 6 TO BANK CREDIT AGREEMENT

AND TERM LOAN CREDIT AGREEMENT

BORROWERS AND GUARANTORS:	FRESENIUS MEDICAL CARE HOLDINGS, INC.,
a New York corporation

	By:	/S/ Mark Fawcett
	Name:	Mark Fawcett
	Title:	Vice President and Assistant Treasurer

AMENDMENT NO. 6 TO BANK CREDIT AGREEMENT

AND TERM LOAN CREDIT AGREEMENT

CO-BORROWERS AND GUARANTORS:

NATIONAL MEDICAL CARE, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF ALABAMA, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF FLORIDA, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF GEORGIA, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF INDIANA, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC, a Delaware limited liability company

BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF OHIO, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF TEXAS, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC., a Delaware corporation

BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC., a Delaware corporation

FRESENIUS USA MANUFACTURING, INC., a Delaware corporation

FRESENIUS USA MARKETING, INC., a Delaware corporation

FRESENIUS USA, INC., a Massachusetts corporation

SAN DIEGO DIALYSIS SERVICES, INC., a Delaware corporation

SPECTRA LABORATORIES, INC., a Nevada corporation

WSKC DIALYSIS SERVICES, INC., an Illinois corporation

EVEREST HEALTHCARE INDIANA, INC., an Indiana corporation

By:	/S/ Mark Fawcett
Name:	Mark Fawcett
Title:	Vice President and Treasurer

AMENDMENT NO. 6 TO BANK CREDIT AGREEMENT

AND TERM LOAN CREDIT AGREEMENT

GUARANTORS:	BIO-MEDICAL APPLICATIONS OF MARYLAND, INC., a Delaware corporation
FRESENIUS SECURITIES, INC., a California corporation
SRC HOLDING COMPANY, INC., a Delaware corporation

	By:	/S/ Mark Fawcett
	Name:	Mark Fawcett
	Title:	Vice President and Treasurer

AMENDMENT NO. 6 TO BANK CREDIT AGREEMENT

AND TERM LOAN CREDIT AGREEMENT

GUARANTORS:	BIO-MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC., a Delaware corporation
NMC A, LLC, a Delaware limited liability company
BIO-MEDICAL APPLICATIONS OF MAINE, INC., a Delaware corporation
EVEREST HEALTHCARE HOLDINGS, INC, a Delaware corporation
FRESENIUS MANAGEMENT SERVICES, INC, a Delaware corporation
RENAL CARE GROUP, INC., a Delaware corporation
DIALYSIS CENTERS OF AMERICA — ILLINOIS, INC., an Illinois corporation
STAT DIALYSIS CORPORATION, a Delaware corporation
RENAL CARE GROUP OF THE MIDWEST, INC., a Kansas corporation

	By:	/S/ Mark Fawcett
	Name:	Mark Fawcett
	Title:	Vice President and Treasurer

NEW YORK DIALYSIS SERVICES, INC., a New York corporation

	By:	/S/ Mark Fawcett
	Name:	Mark Fawcett
	Title:	Treasurer

FRESENIUS MEDICAL CARE US FINANCE, INC., a Delaware corporation

	By:	/S/ Mark Fawcett
	Name:	Mark Fawcett
	Title:	Vice President and Treasurer

AMENDMENT NO. 6 TO BANK CREDIT AGREEMENT

AND TERM LOAN CREDIT AGREEMENT

GUARANTORS:	FRESENIUS MEDICAL CARE US FINANCE II, INC., a Delaware corporation

	By:	/S/ Mark Fawcett
	Name:	Mark Fawcett
	Title:	Vice President and Treasurer

AMENDMENT NO. 6 TO BANK CREDIT AGREEMENT

AND TERM LOAN CREDIT AGREEMENT

GUARANTORS:	NATIONAL MEDICAL CARE OF SPAIN, S.A., a corporation (sociedad anónima) organized under the laws of Spain

	By:	/S/ Dr. Andrea Stopper
	Name:	Dr. Andrea Stopper
	Title:	Authorized Representative

AMENDMENT NO. 6 TO BANK CREDIT AGREEMENT

AND TERM LOAN CREDIT AGREEMENT

GUARANTORS:	FMC FINANCE VI S.A., a société anonyme (Public limited company) existing under the laws of Luxembourg

	By:	/S/ Gabriele Dux
	Name:	Gabriele Dux
	Title:	Director

FMC FINANCE II S.à r.l., a private limited company (société à responsabilité limitée) organized under the laws of Luxembourg

	By:	/S/ Gabriele Dux
	Name:	Gabriele Dux
	Title:	Director

FMC FINANCE VII S.A., a société anonyme (Public limited company) existing under the laws of Luxembourg

	By:	/S/ Gabriele Dux
	Name:	Gabriele Dux
	Title:	Director

AMENDMENT NO. 6 TO BANK CREDIT AGREEMENT

AND TERM LOAN CREDIT AGREEMENT

GUARANTORS:	FMC FINANCE VIII S.A., a société anonyme (Public limited company) existing under the laws of Luxembourg

	By:	/S/ Gabriele Dux
	Name:	Gabriele Dux
	Title:	Director

AMENDMENT NO. 6 TO BANK CREDIT AGREEMENT

AND TERM LOAN CREDIT AGREEMENT

GUARANTORS:	FRESENIUS MEDICAL CARE DEUTSCHLAND GmbH, a German limited liability company

	By:	/S/ Alexandra Dambeck
	Name:	Alexandra Dambeck
	Title:	Managing Director

	By:	/S/ Eberhard Sieger
	Name:	Eberhard Sieger
	Title:	Managing Director

FRESENIUS MEDICAL CARE BETEILIGUNGSGESELLSCHAFT mbH, a German limited liability company

	By:	/S/ Dr. Emanuele Gatti
	Name:	Dr. Emanuele Gatti
	Title:	Managing Director

	By:	/S/ Dr. Rainer Runte
	Name:	Dr. Rainer Runte
	Title:	Managing Director

FRESENIUS MEDICAL CARE US
BETEILIGUNGSGESELLSCHAFT mbH, a German limited liability company

	By:	/S/ Joseph Dinger
	Name:	Joseph Dinger
	Title:	Managing Director

FRESENIUS MEDICAL CARE GmbH, a German limited liability company

	By:	/S/ Gunther Klotz
	Name:	Gunther Klotz
	Title:	Managing Director

	By:	/S/ Michael Mareth
	Name:	Michael Mareth
	Title:	Managing Director

AMENDMENT NO. 6 TO BANK CREDIT AGREEMENT

AND TERM LOAN CREDIT AGREEMENT

GUARANTORS:	FRESENIUS MEDICAL CARE US ZWEI VERMÖGENSVERWALTUNGS GmbH & Co. KG, a German limited partnership

		By:	Fresenius Medical Care
Vermögensverwaltungs GmbH, a
German limited liability company

Its General Partner

	By:	/S/ Josef Dinger
	Name:	Josef Dinger
	Title:	Managing Director

AMENDMENT NO. 6 TO BANK CREDIT AGREEMENT

AND TERM LOAN CREDIT AGREEMENT

ADMINISTRATIVE AGENT
AND
COLLATERAL AGENT	BANK OF AMERICA, N.A., for itself in its capacities as Administrative Agent and Collateral Agent on behalf of the lenders

	By:	/S/ Angela Lau
	Name:	Angela Lau
	Title:	Vice President

AMENDMENT NO. 6 TO BANK CREDIT AGREEMENT

AND TERM LOAN CREDIT AGREEMENT